HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042          HV-6779 - PremierSolutions Standard (Series A-II)

333-151805        HV-6776 - Premier InnovationsSM

333-151805        HV-6778 - Premier InnovationsSM (Series II)

Supplement dated November 8, 2016 to your Prospectus

SUB-ADVISER CHANGE

CALVERT BOND PORTFOLIO – CLASS A

CALVERT EQUITY PORTFOLIO – CLASS A

CALVERT INCOME FUND – CLASS A

On October 20, 2016, Calvert Investment Management, Inc. (“Calvert”) the current Investment Adviser to the above Funds, and its indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management, a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business of Calvert (the “Transaction”).  Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and pursuant to the Investment Company Act of 1940, as amended, the automatic termination of: (i) the current investment advisory agreement, and (ii) the current investment sub-advisory agreement between Calvert and the sub-advisor to the Calvert Equity Portfolio.

After careful consideration, the Board of Directors (the “Board”), has unanimously approved, a new investment advisory agreement with New Calvert.  The Board, also unanimously approved, a new investment sub-advisory agreement between New Calvert and Atlanta Capital Management Company, LLC with respect to the Calvert Equity Portfolio.  Subject to Shareholder approval of (i) and (ii) above, and effective upon the Closing, in the section entitled “The Funds”, under the Investment Objective Table, the information for the above Funds’ Sub-Accounts are deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
Calvert Bond Portfolio – Class A	Seeks to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.	Calvert Research and Management
Calvert Equity Portfolio – Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC
Calvert Income Fund – Class A	Seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income producing securities.	Calvert Research and Management

If approved by the Shareholders, upon the Closing, all references to Calvert Investment Management, Inc. in your Prospectus for the above Funds’ Sub-Accounts are deleted and replaced with Calvert Research and Management.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.